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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): DECEMBER 20, 2001

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-16789 (Commission File Number)	04-3565120 (IRS Employer Identification No.)
51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS (Address of Principal Executive Offices)		02453 (Zip Code)

(781) 647-3900
(Registrant's Telephone Number, Including Area Code)

        Inverness Medical Innovations, Inc. (the "Company") hereby amends its Current Report on Form 8-K, dated December 20, 2001, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired.

    Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999 are contained in Exhibit 99.8 attached hereto and are incorporated herein by reference.

  (b) Pro Forma Financial Information.

    Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc is contained in Exhibit 99.9 attached hereto and is incorporated herein by reference.

  (c) Exhibits.

Exhibit No.	Description
2.1++	Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited.*+
23.1	Consent of Arthur Andersen LLP.
99.1++	Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.
99.2++	Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.
99.3++	Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").
99.4++	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.
99.5++	Form of Warrant issued pursuant to the Note and Warrant Purchase Agreement.
99.6++
Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on Schedule 1 thereto, The Royal Bank of Scotland plc, as Facility Agent, The Royal Bank of Scotland plc, as Issuing Bank, The Royal Bank of Scotland plc, as Overdraft Bank, and The Royal Bank of Scotland plc, as Lead Arranger.
99.7++
Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Lenders listed on Schedule 1 thereto, RBS Mezzanine Limited, as Facility Agent, and RBS Mezzanine Limited, as Lead Arranger.
99.8
Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999.
99.9
Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc.

      ++
      Previously filed.

      +
      Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

      *
      The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: March 5, 2002	By:	/s/ DUANE L. JAMES Duane L. James Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1++	Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited.*+
23.1	Consent of Arthur Andersen LLP.
99.1++	Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.
99.2++	Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.
99.3++	Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").
99.4++	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.
99.5++	Form of Warrant issued pursuant to the Note and Warrant Purchase Agreement.
99.6++
Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on Schedule 1 thereto, The Royal Bank of Scotland plc, as Facility Agent, The Royal Bank of Scotland plc, as Issuing Bank, The Royal Bank of Scotland plc, as Overdraft Bank, and The Royal Bank of Scotland plc, as Lead Arranger.
99.7++
Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Lenders listed on Schedule 1 thereto, RBS Mezzanine Limited, as Facility Agent, and RBS Mezzanine Limited, as Lead Arranger.
99.8
Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999.
99.9
Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc.

++
Previously filed.

+
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

*
The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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SIGNATURES
EXHIBIT INDEX